UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CRIXUS BH3 ACQUISITION COMPANY

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 26, 2023

Crixus BH3 Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

819 NE 2nd Avenue, Suite 500	33304
Fort Lauderdale, FL
(Address of principal executive offices)	(Zip Code)

(954) 416-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	BHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On September 27, 2023, Crixus BH3 Acquisition Company (the “Company” or “our”), Crixus BH3 Sponsor LLC (the “Sponsor”) and Focus Impact BHAC Sponsor, LLC (the “New Sponsor”) entered into a Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, subject to satisfaction of certain conditions, the New Sponsor (i) has agreed to purchase an aggregate of 3,746,303 shares of Class B common stock, par value $0.0001 per share (“Class B common stock”), from the Sponsor and each of the anchor investors and 4,160,000 private placement warrants from the Sponsor for an aggregate purchase price of $16,288.27 and (ii) will become the sponsor of the Company (together, the “Purchase”).

As a condition to consummation of the Purchase, six of the seven existing members of the Board of Directors of the Company (the “Board”), including our independent Board members, and our management team will resign, one new Board member selected by the Sponsor and five new Board members and a new management team selected by the New Sponsor, will be appointed by the remaining existing Board member, effective upon consummation of the Purchase or as soon as possible thereafter. Eric Edidin, an existing Board member, is expected to remain as a Board member following the consummation of the Purchase.

Pursuant to the terms of the Purchase Agreement, the New Sponsor agreed, among other things, to (i) join as a party to the Letter Agreement, dated October 4, 2021, by and between the Company and the Sponsor (the “Letter Agreement,”) and the registration and stockholder rights agreement, dated October 4, 2021, among the Company, the Sponsor and certain security holders party thereto, (ii) obtain or extend certain director and officer insurance policy coverage, (iii) pay certain expenses, up to a mutually-agreed upon maximum, incurred by the Company, Sponsor and New Sponsor in connection with the Purchase and (iv) reimburse the Sponsor for the most recent extension payment made to the trust account established by the Company (the “Trust Account”) in the amount of $175,440.72.

The Purchase Agreement provides that consummation of the Purchase is conditional on, among other things, (i) the approval of a proposal to amend the Company’s amended and restated certificate of incorporation (as further amended by the Certificate of Amendment filed with the Delaware Secretary of State on December 7, 2022, the “Charter”) to further extend the period of time by which the Company has to consummate an initial business combination to July 31, 2024 (the “Charter Amendment Proposal”) and the Founder Share Amendment Proposal (as defined below), (ii) the transfer of the shares of Class B common stock and private placement warrants to the New Sponsor, (iii) the resignation of six of the seven existing members of the Board and the existing officers of the Company, (iv) the termination of all Company related party transactions and commercial arrangements, contracts and agreements with any third party, including any working capital loans and extension loans, (v) the payment of all outstanding invoices of the Company by the Sponsor, (vi) the appointment by the Sponsor (after giving effect to the resignations) of the directors and officers selected by the New Sponsor, (vii) the irrevocable waiver by the underwriters of the Company’s initial public offering of their rights to receive the deferred underwriting fee contemplated by the Underwriting Agreement, dated October 4, 2021; (viii) the procurement of a working capital loan by the Company of at least $1.2 million and (ix) Sponsor’s and New Sponsor’s reasonable belief that the Company will continue to meet the listing requirements of the Nasdaq Stock Market LLC following the Special Meeting (as defined herein) and the Nasdaq Stock Market LLC accepting the proposed plan of compliance to rectify the Company’s previously disclosed listing deficiency. There can be no assurance that the conditions to the consummation of the Purchase will be satisfied or that the Purchase will be consummated. The Purchase Agreement will terminate if the Purchase is not consummated by October 16, 2023. In the event that the Purchase Agreement is not consummated, the Company may pursue a partnership with another sponsor.

The Sponsor, the Board and the Company’s management team believe that the Company’s stockholders will benefit from the Purchase as the Purchase, together with the extension of the existing termination date, would provide the Company with additional time to consummate an initial business combination.

The Purchase Agreement contains customary representations and warranties of the parties, including, among others, with respect to corporate authority. The representations and warranties of each party set forth in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement, and stockholders of the Company are not third-party beneficiaries of the Purchase Agreement. In addition, such representations and warranties (i) are subject to materiality and other qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by the Company’s stockholders, (ii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (iii) may have been included in the Purchase Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Purchase Agreement is included with this filing only to provide the Company’s stockholders with information regarding the terms of the Purchase Agreement, and not to provide the Company’s stockholders with any other factual information regarding any of the parties or their respective businesses.

To permit the consummation of the Purchase, the Board has waived the transfer restrictions on (i) the Class B common stock and the private placement warrants contained in the Letter Agreement and the Warrant Agreement dated October 4, 2021, by and among the Company and Continental Stock Transfer & Trust Company and (ii) the Class B common stock contained in the Investment Agreements, dated October 4, 2021 by and among the Company, the Sponsor and each of its anchor investors (the “Investment Agreements”). The New Sponsor has agreed that it will be bound by the same transfer restrictions as the Sponsor with respect to the Class B common stock and the private placement warrants contained in the Letter Agreement.

Following the consummation of the Purchase, the Company intends to change its name from “Crixus BH3 Acquisition Company” to “Focus Impact BH3 Acquisition Company.”

Anchor Transfer Agreements

Additionally, in connection with the entry into the Purchase Agreement, the Sponsor has entered into a letter agreement (the “Anchor Transfer Agreement”) with each of the anchor investors dated as of September 26, 2023, whereby each anchor has agreed, subject to the conditions contained therein, when and as directed by the Sponsor, to transfer 2/3 of their shares of Class B common stock for no consideration; provided, however, upon the request of an anchor investor, the Sponsor shall pay to them $0.0043 per share. The Anchor Transfer Agreement terminates if the Purchase is not consummated by October 16, 2023, the transfer of the Sponsor’s shares of Class B common stock and private placement warrants pursuant to the Purchase Agreement is not consummated concurrently with the closing of the Purchase, or the Sponsor’s representations and warranties are not true and correct. The Company is a party to the Anchor Transfer Agreements solely with respect to the waiver of the transfer restrictions on the Class B common stock contained in the Investment Agreements to permit the transfer of the shares to the New Sponsor in connection with the Purchase.

The foregoing descriptions of the Purchase Agreement and the form of Anchor Transfer Agreement are not complete and are qualified in their entirety by reference to the text of such documents, which are filed hereto as Exhibit 10.1 and Exhibit 10.2, respectively and which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Consummation of the transactions contemplated by the Purchase Agreement would involve the election or designation of directors constituting a majority of the directors of the Company otherwise than at a meeting of stockholders of the Company. Therefore, pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder, the Company will be required to file with the Securities and Exchange Commission (the “SEC”) and transmit to its stockholders entitled to vote on the election of directors an information statement on Schedule 14f-1 in connection with such change in the majority of the directors of the Company (the “Schedule 14F”) not less than 10 days prior to the date on which such directors take office. The Company will file the Schedule 14F with the SEC and transmit the Schedule 14F to the stockholders entitled to vote on the election of directors at least 10 days prior to the date on which such directors take office.

Item 8.01.	Other Events.

The Company has determined to postpone the special meeting originally scheduled for Friday, September 29, 2023, and instead hold the special meeting on Friday, October 6, 2023 at 9:00 a.m. Eastern Time (the “Special

Meeting”). In addition to the proposals included in the revised definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2023 (as revised, the “Proxy Statement”), the Company filed a supplement to the Proxy Statement on September 26, 2023 (the “Supplement”), pursuant to which stockholders will also be asked to vote on a proposal to amend the Charter to provide for the right of a holder of Class B common stock of the Company to convert its shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).

Interests of the Sponsor and the Company’s Directors and Officers

The Company is also updating the disclosure in the Proxy Statement to reflect the interests of the Sponsor and our directors and officers in connection the Purchase.

When considering the recommendation of the Board, the Company stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of the Board and officers of the Company have interests that are different from, or in addition to, those of other stockholders generally. The Board was aware of and considered these interests, among other matters, in recommending to the Company’s stockholders that they approve the Founder Share Amendment Proposal. The Company’s stockholders should take these interests into account in deciding whether to approve the Founder Share Amendment Proposal:

•

the fact that 4,299,242 shares of our Class B common stock held by our officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $18,692 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 6,400,000 private placement warrants that were acquired simultaneously with the IPO by our sponsor for an aggregate purchase price of $9,600,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $46.0 million based on the last sale price of our Class A common stock and warrants of $10.63 and $0.0401, respectively, on the Nasdaq on September 22, 2023. As a result, if an initial business combination is completed, notwithstanding the transfer by the Sponsor of approximately 67% of its Class B common stock and 65% of the private placement warrants in connection with the Purchase, the Sponsor is likely to be able to make a substantial profit on any remaining investment in the Company at a time when the Class A common stock may have lost significant value;

•

the fact that the Sponsor and the other initial stockholders (including our anchor investors) have agreed not to redeem any common stock held by them in connection with a stockholder vote to approve an initial business combination or the Founder Share Amendment Proposal;

•

the fact that our officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and initial business combinations. These individuals have negotiated the repayment of any such expenses upon completion of our initial business combination. However, if we fail to consummate an initial business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if an initial business combination is not completed;

•

the fact that, if the Trust Account is liquidated in the event the Company is unable to complete an initial business combination within the required time period, the Sponsor has agreed, subject to certain limitations, to indemnify the Company to ensure that the proceeds in the Trust Account are not reduced below $10.10 per share;

•

the fact that our initial stockholders (including our anchor investors) have waived their rights to participate in any liquidation distribution with respect to their Class B common stock. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up;

•

the continued indemnification of the Company’s existing directors and officers and the continuation of director’s and officer’s liability insurance policies maintained by the Company (at the expense of the New Sponsor) and any insurance policies to be maintained after consummation of the Purchase and an initial business combination;

•	the fact that consummation of the Purchase is conditional on, among other things, approval of the Charter Amendment Proposal and the Founder Share Amendment Proposal by our stockholders;

•

the fact that the Sponsor will receive the purchase price of $16,288.27 (less any amount that may be paid to any anchor investor upon its request) from the New Sponsor in respect of the sale of 3,746,303 shares of Class B common stock and 4,160,000 private placement warrants in connection with consummation of the Purchase;

•

the fact that the Sponsor will receive a reimbursement of $175,440.72 in respect of expenses incurred by the Sponsor in connection with the Extension Loan and also the New Sponsor will pay certain expenses, up to a mutually-agreed upon maximum, incurred in connection with the Purchase; and

•

the fact the Sponsor and the existing independent directors of the Company (as of the date of this proxy statement) have the potential to make a substantial profit on the remaining interest in the Company that they hold following consummation of the Purchase if the Company subsequently completes an initial business combination. The remaining 1,520,109 shares of Class B common stock that the Sponsor and our officers, directors and affiliates will hold after the transfer of the Class B common stock to the New Sponsor has an aggregate market value of approximately $16.2 million, based on the last sale price of our Class A common stock of $10.63 on the Nasdaq on September 22, 2023.

In connection with the postponement of the Special Meeting, the right of public stockholders to exercise their right to redeem their public shares for their pro rata portion of the funds available in the Company’s Trust Account, or to withdraw any previously delivered demand for redemption, has been extended to 5:00 p.m., Eastern time, on Wednesday, October 4, 2023 (two business days before the postponed Special Meeting).

In connection with the Special Meeting, the Proxy Statement provides (among other things) that (i) in order to be able to consummate an initial business combination by July 31, 2024, the Company believes that it will need between approximately $35.0 million and $40.0 million to remain in the Trust Account after giving effect to redemption elections in connection with the approval of the Charter Amendment Proposal (such minimum, the “Minimum Trust Account Balance”) and (ii) if enough public stockholders elect to have the Company redeem their public shares in connection with the approval of the Charter Amendment Proposal such that the Company believes that the Minimum Trust Account Balance will not be achieved after giving effect to such redemption elections, the Company intends to not submit the Charter Amendment Proposal and the Founder Share Amendment Proposal to a vote of the Company’s stockholders at the Special Meeting.

Notwithstanding anything set forth in the Proxy Statement, the Company (i) may accept a Minimum Trust Account Balance less than $35.0 million (but not less than $20.0 million) (the “Revised Minimum Trust Account Balance”), (ii) believes that such Revised Minimum Trust Account Balance, along with additional equity or debt financing that it believes it would be able to obtain, would still be sufficient to consummate its initial business combination, and (iii) currently intends to submit the Charter Amendment Proposal to a vote of the Company’s stockholders at the Special Meeting based on the Revised Minimum Trust Account Balance.

Assuming that the Board determines that there are sufficient assets legally available to effect the redemption, the Charter Amendment Proposal is submitted to a vote of stockholders at the Special Meeting, the Revised Minimum Trust Account Balance is maintained, no additional amounts are withdrawn from the Trust Account for payment of taxes under the trust agreement and the Charter Amendment Proposal is approved at the Special Meeting, the Company estimates that the per-share pro rata portion of the Trust Account to be used to redeem the public shares for which a redemption election has been made will be approximately $10.42, based on the approximate amount of $52.2 million held in the Trust Account as of June 30, 2023. The closing price of the Class A common stock on September 22, 2023 was $10.63. Accordingly, assuming that the Charter Amendment Proposal is submitted to a vote of the stockholders at the Special Meeting, the Revised Minimum Trust Account Balance is maintained, the Charter Amendment Proposal is approved at the Special Meeting and the market price were to remain the same as it was on September 22, 2023, public stockholders electing redemption of their public shares in connection with the approval of the Charter Amendment Proposal would receive approximately $0.21 less for each share than if such stockholder sold the redeemed public shares in the open market (based on the Trust Account balance as of June 30, 2023). The Company cannot assure stockholders that they will be able to sell their shares of Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the Company’s securities when such stockholders wish to sell their shares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Purchase Agreement, dated September 27, 2023, by and among Crixus BH3 Acquisition Company, Crixus BH3 Sponsor LLC and Focus Impact BHAC Sponsor, LLC.

10.2	Form of Anchor Transfer Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K, Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s closing of the Purchase Agreement (which includes conditions out of the Company’s control) and ability to proceed with the Special Meeting. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement and Supplement, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The Proxy Statement was mailed to the Company’s stockholders of record on or about September 6, 2023 and the Supplement was mailed to the Company’s stockholders of record on or about September 26, 2023. Investors and security holders of the Company are advised to read the Proxy Statement and Supplement because it contains important information about the Special Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement and Supplement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Crixus BH3 Acquisition Company, 819 NE 2nd Avenue, Suite 500, Fort Lauderdale, Florida, 33304, Attention: Gregory Freedman.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Special Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement and Supplement, which may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIXUS BH3 ACQUISITION COMPANY

By:	/S/ GREGORY FREEDMAN
Name: Gregory Freedman
Title: Co-Chief Executive Officer and Chief Financial Officer

Date: September 27, 2023

Exhibit 10.1

Execution Version

[***] Certain information in the exhibits to this document have been omitted in accordance with Regulation S-K, 601(a)(5). Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

PURCHASE AGREEMENT

This PURCHASE AGREEMENT (this “Agreement”) is made effective and entered into as of September 26, 2023 (the “Effective Date”), by and among Focus Impact BHAC Sponsor, LLC, a Delaware limited liability company (the “Acquiror”), Crixus BH3 Acquisition Company, a Delaware corporation (to be renamed Focus Impact BH3 Acquisition Company, the “SPAC”), and Crixus BH3 Sponsor LLC (the “Sponsor”) (each a “Party” and, collectively, the “Parties”).

WHEREAS, the SPAC is a special purpose acquisition company that closed on its initial public offering on October 7, 2021, and the SPAC must complete a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Initial Business Combination”) by October 6, 2023 (unless such date is extended in accordance with the procedures set forth in the SPAC’s Organizational Documents (as defined below));

WHEREAS, as of the date of this Agreement, the SPAC has not completed or announced a business combination;

WHEREAS, the Sponsor and certain anchor investors of the SPAC set forth on Schedule I hereto (the “Anchor Investors” and, together with the Sponsor, the “Initial Holders”) own an aggregate of 5,590,000 shares of Class B common stock, par value $0.0001 per share, of the SPAC (“Class B Common Stock”), and the Sponsor owns 6,400,000 Private Placement Warrants (the “Private Warrants”), with each Private Warrant exercisable for one share of Class A Common Stock, par value $0.0001 per share, of the SPAC (the “Class A Common Stock”) at an exercise price of $11.50 per share;

WHEREAS, in accordance with the terms and conditions of this Agreement, the Acquiror will purchase (the “Purchase”) 3,746,303 shares of Class B Common Stock from the Initial Holders and 4,160,000 Private Warrants from the Sponsor (the “Acquired Securities”) for an aggregate purchase price of $16,288.27 (the “Purchase Price”) payable to the Sponsor and the Anchor Investors, as the case may be, at the closing of the Purchase (the “Closing”);

WHEREAS, the SPAC will hold a special meeting of stockholders (the “Extension Meeting”) for the purpose of voting to (i) extend the date by which the SPAC has to consummate an Initial Business Combination, and (ii) amend the SPAC’s Organizational Documents to allow for the conversion of Class B Common Stock into Class A Common Stock by the holders thereof from time to time (the “Required SPAC Stockholder Approvals”); and

WHEREAS, the Closing is anticipated to take place on the date that all closing conditions set forth in this Agreement have been satisfied or waived.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acquired Securities” has the meaning set forth in the Recitals.

“Acquiror” has the meaning set forth in the Preamble.

“Action” means any suit, litigation, arbitration, claim, action or proceeding by or before a Governmental Entity or arbitrator of competent jurisdiction.

“Additional SEC Reports” has the meaning set forth in Section 4.7.1.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person. As used in this definition, “control” (including, with its correlative meanings, “controlling,” “controlled by” and “under common control with”) shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities, by Contract or otherwise).

“Agreement” has the meaning set forth in the Preamble.

“Anchor Investors” has the meaning set forth in the Recitals.

“Anchor Investor Acquired Securities” means the Acquired Securities acquired from the Anchor Investors.

“Anchor Transfer Agreements” has the meaning set forth in Section 4.3.2.

“Class A Common Stock” has the meaning set forth in the Recitals.

“Class B Common Stock” has the meaning set forth in the Recitals.

“Closing” has the meaning set forth in the Recitals.

“Closing Date” has the meaning set forth in Section 2.2.

“Contract” means, with respect to any Person, any written agreement, contract, lease, license or other commitment, in each case, that is legally binding on such Person.

“Deficient Anchor Investor Securities” has the meaning set forth in Section 8.4.

“Effect” has the meaning set forth in the definition of “Material Adverse Effect”.

“Equity Securities” means, as applicable, (a) any capital stock, membership interests or other share capital, (b) any securities directly or indirectly convertible into or exchangeable for any capital stock, membership interests or other share capital or containing any profit participation features, (c) any rights or options directly or indirectly to subscribe for or to purchase any capital stock, membership interests, other share capital or securities containing any profit participation features or to subscribe for or to purchase any securities directly or indirectly convertible into or exchangeable for any capital stock, membership interests, other share capital or securities containing any profit participation features, (d) any share appreciation rights, phantom share rights or other similar rights, or (e) any Equity Securities issued or issuable with respect to the securities referred to in clauses (a) through (d) above in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

“Extension Meeting” has the meaning set forth in the Recitals.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

“General Enforceability Exceptions” has the meaning set forth in Section 4.2.

“Go Forward D&O Policy” has the meaning set forth in Section 7.8.

“Governmental Entity” means any United States or non-United States (a) federal, national, state, provincial, local, municipal or other government, (b) governmental or quasi-governmental entity of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), or (c) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

“Initial Business Combination” has the meaning set forth in the Recitals.

“Insider Letter” has the meaning set forth in Section 2.1.1.

“Investment Agreements” has the meaning set forth in Section 2.1.2.

“Law” means any U.S. federal, state, local or non-U.S. statute, law, ordinance, treaty, rule, code, regulation or other binding directive issued, promulgated or enforced by a Governmental Entity having jurisdiction over a given matter.

“Lien” means any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or lien. “Lien” shall not be deemed to include any license, option or covenant of, or other contractual obligation with respect to, Intellectual Property.

“Material Adverse Effect” means any event, change, occurrence, development or condition (each, an “Effect”) that, individually or in the aggregate with all other Effects, has had, or would reasonably be expected to have, a material adverse effect on (a) the business, financial condition or results of operations of the Sponsor or the SPAC or (b) the ability of the Sponsor or the SPAC to consummate the transactions contemplated hereby in accordance with the terms of this Agreement.

“Material SPAC Agreements” has the meaning set forth in Section 4.12.1.

“Nasdaq” means the Nasdaq Stock Market LLC.

“Nasdaq Notice” has the meaning set forth in Section 7.2.

“Order” means any outstanding writ, order, judgment, injunction, settlement, decision, award, ruling, subpoena, verdict or decree entered, issued, made or rendered by any Governmental Entity of competent jurisdiction.

“Organizational Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its legal affairs. For example, with respect to any limited liability company, the certificate or articles of formation and limited liability company agreement or operating agreement of such company; with respect to any corporation, the certificate or articles of incorporation and the bylaws of such corporation; and with respect to any general partnership or limited partnership, the certificate of partnership or certificate of limited partnership, as applicable, and the partnership agreement or limited partnership agreement, as applicable, of such general partnership or limited partnership.

“Party” or “Parties” has the meaning set forth in the Preamble.

“Permits” has the meaning set forth in Section 4.6.2.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“Plan of Compliance” has the meaning set forth in Section 7.2.

“Private Warrants” has the meaning set forth in the Recitals.

“Purchase Price” has the meaning set forth in the Recitals.

“Representatives” means with respect to any Person, such Person’s Affiliates and its and such Affiliates’ respective directors, managers, officers, employees, accountants, consultants, advisors, attorneys, agents and other representatives.

“Required SPAC Stockholder Approvals” has the meaning set forth in the Recitals.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” has the meaning set forth in Section 2.1.1.

“SEC Reports” has the meaning set forth in Section 4.7.1.

“SPAC” has the meaning set forth in the Preamble.

“SPAC Disclosure Schedules” means the SPAC Disclosure Schedules delivered to the Acquiror on the date hereof.

“SPAC Fundamental Representations” means the representations and warranties expressly set forth in Section 4.1 (Organization), Section 4.2 (Authorization), Section 4.3 (Capitalization), Section 4.5 (Litigation), Section 4.8 (Absence of Developments), Section 4.9 (Brokers and Finders) and Section 4.13 (Trust Account).

“SPAC Related Party” has the meaning set forth in Section 4.11.

“SPAC Related Party Transaction” has the meaning set forth in Section 4.11.

“SPAC Warrant” means each warrant to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustment in accordance with the Warrant Agreement.

“Sponsor” has the meaning set forth in the Preamble.

“Sponsor Acquired Securities” means the Acquired Securities acquired from the Sponsor.

“Sponsor Disclosure Schedules” means the Sponsor Disclosure Schedules delivered to the Acquiror on the date hereof.

“Sponsor Fundamental Representations” means the representations and warranties expressly set forth in Section 5.1 (Organization), Section 5.2 (Authorization), Section 5.4 (Title to Sponsor Acquired Securities), Section 5.5 (Title to Anchor Investor Acquired Securities) and Section 5.7 (Brokers and Finders).

“Tax Returns” means all returns, declarations, reports, forms, estimates, information returns and statements filed or required to be filed in respect of any Taxes with a taxing authority (including any schedules or attachments thereto or amendments thereof).

“Taxes” means all U.S. federal, state, county, local, non-U.S. and other taxes, customs, duties, fees, assessments or other similar governmental charges in the nature of a tax (including, without limitation, income, profits, premium, estimated, excise, sales, use, occupancy, gross receipts, franchise, ad valorem, severance, capital levy, production, transfer, withholding, employment, unemployment compensation, payroll-related and property taxes), whether disputed or not, including any amounts imposed as a transferee or successor, by contract or otherwise, and including deficiencies, interest, additions to tax or interest and penalties with respect thereto.

“Terminated Commercial Arrangements” has the meaning set forth in Section 7.4.

“Trust Account” has the meaning set forth in Section 4.13.

“Trust Agreement” has the meaning set forth in Section 4.13.

“Trustee” has the meaning set forth in Section 4.13.

“Warrant Agreement” means that certain Warrant Agreement, dated as of October 4, 2021, by and between the SPAC and Continental Stock Transfer & Trust Company.

2. Purchase and Closing.

2.1. Transfer of Acquired Securities. At the Closing:

2.1.1. The Sponsor shall transfer, deliver, and assign the Sponsor Acquired Securities to the Acquiror, free and clear of all liens and encumbrances, other than those contained in the Letter Agreement, dated October 4, 2021, by and between the SPAC and the Sponsor (the “Insider Letter”), and restrictions imposed by the Securities Act of 1933, as amended (the “Securities Act”), or any applicable U.S. state securities laws and the SPAC shall cause its transfer agent to record such transfer in its books and records.

2.1.2. The Sponsor shall cause the Anchor Investors to, and the Anchor Investors shall, transfer, deliver, and assign the Anchor Investor Acquired Securities to the Acquiror, free and clear of all liens and encumbrances, other than those contained in the Investment Agreements dated October 4, 2021, by and among the SPAC, the Sponsor and each of the Anchor Investors (collectively, the “Investment Agreements”) and restrictions imposed by the Securities Act or any applicable U.S. state securities laws and the SPAC shall cause its transfer agent to record such transfer in its books and records.

2.1.3. The Acquiror shall pay the Sponsor and the Anchor Investors the Purchase Price.

2.2. Closing. The Closing shall take place by the electronic exchange of closing deliverables on the date that all conditions set forth in Section 9 have either been satisfied or waived, or on such other date as the Parties agree in writing (the “Closing Date”).

2.3. Closing Deliverables of the SPAC and the Sponsor. The SPAC and the Sponsor shall deliver or cause to be delivered to the Acquiror at or prior to the Closing:

2.3.1. Book entry records evidencing the Initial Holders ownership of the Sponsor Acquired Securities and Anchor Investor Acquired Securities, as applicable;

2.3.2. Stock powers from the Sponsor and the Anchor Investors in the aggregate amount of the Acquired Securities;

2.3.3. Written resignation letters of the officers and directors of the SPAC as identified on Schedule II hereto;

2.3.4. Evidence that is reasonably satisfactory to the Acquiror that all SPAC Related Party Transactions and the Terminated Commercial Arrangements have been terminated;

2.3.5. Evidence that is reasonably satisfactory to the Acquiror that all outstanding invoices of the SPAC, including those set forth on Exhibit A, have been paid as of the Closing Date;

2.3.6. A written resolution from the remaining directors of the SPAC (after giving effect to the resignations pursuant to Section 2.3.3) appointing the directors and officers selected by the Acquiror as set forth on Schedule III, which cannot take effect until ten (10) days after the mailing of an information statement to the SPAC stockholders in accordance with the requirements of Section 14(f) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14f-1 under the Exchange Act; and

2.3.7. Letters from the underwriters of the SPAC’s initial public offering irrevocably waiving their rights to receive the deferred underwriting fee in its entirety pursuant to the Underwriting Agreement, dated October 4, 2021, by and among the SPAC, Guggenheim Securities, LLC and BTIG, LLC.

2.4. Closing Deliverables of the Acquiror. The Acquiror shall deliver or cause to be delivered to the SPAC and the Sponsor at or prior to the Closing an executed joinder agreement to become a party to the Insider Letter and the registration and stockholder rights agreement, dated October 4, 2021, among the SPAC, the Sponsor and certain security holders party thereto.

3. Liabilities. The SPAC confirms to the Acquiror that a true and correct (a) copy of its balance sheet as of June 30, 2023 is set forth in the SPAC’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2023 as filed with the SEC on August 14, 2023, (b) list of unpaid invoices received by the SPAC as of the date hereof is set forth on Exhibit A to this Agreement and (c) exhibit setting forth the bank account balance for the SPAC, and all transactions in such bank account since the formation of the SPAC, is set forth on Exhibit B to this Agreement.

4. Representations and Warranties of the SPAC. Except as set forth in (a) the SPAC Disclosure Schedules or (b) the SEC Reports filed or furnished by the SPAC prior to the date hereof (excluding any disclosures in such SEC Reports under the headings “Risk Factors” or “Forward-Looking Statements” and other disclosures that are predictive, cautionary or forward looking in nature), the SPAC hereby represents and warrants to the Acquiror as of the date hereof and as of the Closing as follows:

4.1. Organization.

4.1.1. The SPAC is duly organized, validly existing and in good standing in its jurisdiction of organization. The SPAC has the requisite power and authority to own, lease and operate its properties and to carry on its business as presently conducted, except as would not have a Material Adverse Effect.

4.1.2. The SPAC is duly organized, qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except as would not have a Material Adverse Effect.

4.2. Authorization. The SPAC has all power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation by the SPAC of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the SPAC. This Agreement, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of the SPAC, enforceable against the SPAC in accordance with its terms, except as such enforceability may be limited by the applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally or by general equitable principles (the “General Enforceability Exceptions”).

4.3. Capitalization.

4.3.1. The authorized capital stock of the SPAC consists of (i) 220,000,000 shares of Class A Common Stock, (ii) 20,000,000 shares of Class B Common Stock and (iii) 1,000,000 shares of preferred stock, of which (A) 5,012,592 shares of Class A Common Stock are issued and outstanding as of the date of this Agreement, (B) 5,750,000 shares of Class B Common Stock are issued and outstanding as of the date of this Agreement, and (C) no shares of preferred stock are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of Class A Common Stock and Class B Common Stock (x) have been duly authorized and validly issued and are fully paid and non-assessable, (y) were issued in compliance in all material respects with applicable Law and the Organizational Documents of the SPAC and (z) were not issued in breach or violation of any preemptive rights or Contract. The SPAC has duly authorized and validly issued 17,900,000 SPAC Warrants that entitle the holder thereof to purchase shares of Class A Common Stock at an exercise price of $11.50 per share on the terms and conditions set forth in the Warrant Agreement.

4.3.2. Except as set forth in Section 4.3.1 and the transfer agreements entered into with the Anchor Investors on the date hereof (collectively, the “Anchor Transfer Agreements”), there are (i) no options, warrants, calls, rights, convertible securities or Contracts to which the SPAC is a party or by which the SPAC is bound requiring the SPAC to issue, deliver or sell, or cause to be issued, delivered or sold, additional Equity Securities of the SPAC or requiring the SPAC to grant, extend or enter into any such option, warrant, call or right to acquire any Equity Securities of the SPAC, (ii) no executory Contract requiring the SPAC to repurchase, redeem or otherwise acquire any Equity Securities of the SPAC, (iii) no outstanding debt securities of any kind convertible into or exchangeable or exercisable for Equity Securities of the SPAC, (iv) no preemptive rights or rights of first offer or refusal or similar rights with respect to any Equity Securities of the SPAC and (v) no voting trusts, proxies or other Contracts with respect to the voting or transfer of any Equity Securities of the SPAC.

4.4. Non-Contravention; Governmental Approvals. No notices to, filings with, or authorizations, consents or approvals of any Governmental Entity are necessary for the execution or delivery by the SPAC of this Agreement or the consummation by the SPAC of the transactions contemplated by this Agreement, except for those that (i) may be required under the Securities Act, the Exchange Act or the Nasdaq Marketplace Rules or (ii) would not have a Material Adverse Effect. Except as set forth in Section 4.4 of the SPAC Disclosure Schedules, Neither the execution or delivery by the SPAC of this Agreement nor the consummation by the SPAC of the transactions contemplated by this Agreement will (a) conflict with or result in any breach of any provision of the Organizational Documents of the SPAC, (b) result in a violation or breach of, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract to which the SPAC is a party, (c) violate any applicable Order or Law of any Governmental Entity having jurisdiction over the SPAC or (d) except as contemplated by this Agreement, result in the creation of any Lien upon any material assets or properties of the SPAC (other than those arising under applicable securities Laws), except, in the case of any of clauses (b) through (d) above, as would not have a Material Adverse Effect.

4.5. Litigation. Except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the SPAC, there is no, and since February 23, 2021 there has not been, any Action pending or, to the knowledge of the SPAC, threatened in writing against the SPAC. The SPAC is not subject to or bound by any outstanding Order that is or would reasonably be expected to be, individually or in the aggregate, material to the SPAC.

4.6. Compliance with Laws; Permits; No Defaults.

4.6.1. Except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the SPAC, the SPAC is not, and since February 23, 2021 has not been, in non-compliance with any Laws applicable to the SPAC.

4.6.2. Except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the SPAC, (i) the SPAC holds all permits, licenses, and authorizations from Governmental Entities necessary to own, lease and operate its properties and conduct its business as currently conducted (collectively, the “Permits”) and (ii) each Permit is valid and in full force and effect either pursuant to its terms or by operation of law and no Governmental Entity has, to the knowledge of the SPAC, commenced an Action to revoke or suspend any Permit that is pending.

4.7. SEC Reports; Financial Statements; Undisclosed Liabilities.

4.7.1. The SPAC has filed or furnished in a timely manner all required registration statements, reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC prior to the date of this Agreement (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “SEC Reports”), and, as of the Closing, will have filed or furnished all other statements, reports, schedules, forms, statements and other documents required to be filed or furnished by with the SEC subsequent to the date of this Agreement (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “Additional SEC Reports”). None of the SEC Reports, as of their respective dates (or if amended or superseded by a filing prior to the Closing Date, then on the date of such subsequent filing) and none of the Additional SEC Reports as of their respective dates (or if amended or superseded by a filing prior to the Closing Date, then on the date of such subsequent filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Except for the SEC SPAC Accounting Changes (as defined below), the financial statements of the SPAC included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto, and were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the absence of complete footnotes) in all material respects the financial position of the SPAC as of the respective dates thereof and the results of its operations and cash flows for the respective periods then ended. The SPAC does not have any material off-balance sheet arrangements that are not disclosed in the SEC Reports.

4.7.2. The SPAC has no liabilities that would be required by GAAP to be reflected on a consolidated balance sheet of the SPAC, other than liabilities (i) that have arisen since the date of the most recent balance sheet included in the SEC Reports in the ordinary course of business (none of which relates to a breach of Contract, breach of warranty, tort, infringement or violation of applicable Law or Order) or (ii) incurred in connection with the negotiation, preparation or execution of this Agreement, the performance of its covenants or agreements in this Agreement or the consummation of the transactions contemplated hereby or thereby.

4.7.3. Except as set forth in Section 4.7.3 of the SPAC Disclosure Schedules, the SPAC has no obligations for indebtedness for borrowed money.

4.7.4. The SPAC has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the SPAC is made known to the SPAC’s principal executive officers and its principal financial officer. Such disclosure controls and procedures are effective in timely alerting the SPAC’s principal executive officers and principal financial officer to material information required to be included in the SPAC’s financial statements included in the SPAC’s periodic reports required under the Exchange Act.

4.7.5. The SPAC has established and maintains systems of internal accounting controls that are designed to provide reasonable assurance that (i) all transactions are executed in accordance with management’s authorization and (ii) all transactions are recorded as necessary to permit preparation of proper and accurate financial statements in accordance with GAAP and to maintain accountability for the SPAC’s assets. The SPAC maintains books and records of the SPAC in the ordinary course of business that are accurate and complete and reflect the revenues, expenses, assets and liabilities of the SPAC in all material respects.

4.7.6. Except for any changes (including any required revisions to or restatements of the financial statements of the SPAC or the SEC Reports) to (A) the SPAC’s historical accounting of the SPAC Warrants as equity rather than as liabilities that may have been required as a result of the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies that was issued by the SEC on April 12, 2021, and related guidance by the SEC or (B) the SPAC’s accounting or classification of the SPAC’s outstanding redeemable shares as temporary, as opposed to permanent, equity that may have been required as a result of related statements by the SEC staff or recommendations or requirements of the SPAC’s auditors (clauses (A) and (B), collectively, the “SEC SPAC Accounting Changes”), there is no (i) “significant deficiency” in the internal controls over financial reporting of the SPAC, as defined by the Public Company Accounting Oversight Board (the “PCAOB”) (ii) “material weakness” in the internal controls over financial reporting of the SPAC, as defined by the PCAOB, or (iii) fraud, whether or not material, that involves management or other employees of the SPAC who have a significant role in the internal controls over financial reporting of the SPAC.

4.8. Absence of Developments. Since the date of the most recent balance sheet included in the SEC Reports, no Material Adverse Effect has occurred. From the date of the Recent Balance Sheet through the date of this Agreement, except (x) as set forth in Section 4.8 of the SPAC Disclosure Schedules and (y) for the negotiation, preparation or execution of this Agreement, the performance by the SPAC of its covenants or agreements set forth this Agreement or the consummation by the SPAC of the transactions contemplated this Agreement, the SPAC has not:

4.8.1. redeemed, repurchased or repaid any Equity Securities of the SPAC;

4.8.2. (i) made any loans, advances or capital contributions to, or guarantees for the benefit of, or other investment in, any other Person (including, for the avoidance of doubt, any SPAC Related Party), or (ii) canceled or forgiven any debts owed to or material claims held by it (including, for the avoidance of doubt, any debts owed by, or material claims held against, any SPAC Related Party), other than, in the case of clause (i), the reimbursement of expenses of employees or other service providers in the ordinary course of business;

4.8.3. made (i) any material payments to any SPAC Related Party (including pursuant to any SPAC Related Party Transaction), or (ii) any material amendments or modifications to Contracts that constitute SPAC Related Party Transactions;

4.8.4. authorized, recommended, proposed or announced an intention to adopt, or otherwise effected, a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, reorganization or similar transaction involving the SPAC;

4.8.5. except as contemplated in connection with the Extension Meeting, adopted any amendments or modifications to the Organizational Documents of the SPAC; and

4.8.6. settled or compromised any Action (i) the performance of which would be reasonably likely to involve any payments by the SPAC in excess of $10,000 after the date of this Agreement, or (ii) that imposes any material, non-monetary obligations on the SPAC after the date of this Agreement.

4.9. Brokers and Finders. Except as set forth in Section 4.9 of the SPAC Disclosure Schedules, the SPAC has not engaged any broker or finder or incurred any liability for any financial advisory fee, brokerage fee, commission or finder’s fee, in each case, in connection with this Agreement or the transactions contemplated hereby.

4.10. Taxes. The SPAC has (a) timely filed all income and other material Tax Returns required to have been filed by it (taking into account any validly obtained extensions) and all such Tax Returns are true, correct and complete in all material respects, (b) timely paid all income and other material Taxes due and payable by it, and (c) complied in all material respects with all applicable Laws relating to the withholding of Taxes and timely collected or withheld and paid over to the proper Governmental Entity all material amounts required to be so collected or withheld and paid over by it. The SPAC is not the subject of any current Action with regard to any Taxes, and there are no Liens for Taxes upon the assets of the SPAC (other than Liens for Taxes not yet due and payable).

4.11. Related Party Transactions. Except as set forth in Section 4.11 of the SPAC Disclosure Schedules, no officer, member of the board of directors (or similar governing body) or Affiliate of the SPAC or, to the knowledge of the SPAC, any immediate family member of the foregoing, (a) has any material outstanding indebtedness for borrowed money to the SPAC (other than in connection with ordinary course expense advances and similar arrangements), (b) owns any material property or asset used in the businesses of the SPAC or (c) is party to any executory Contract or transaction with the SPAC under which the SPAC has any continuing obligations (other than those pursuant to an ordinary course employment or similar agreements or arrangements or any grant, award or similar agreement relating to the terms of any Equity Securities of the SPAC) (any of the foregoing, a “SPAC Related Party Transaction” and each such Person referred to in this Section 4.11, a “SPAC Related Party”).

4.12. Material SPAC Contracts.

4.12.1. Section 4.12 of the SPAC Disclosure Schedules sets forth a list of the following Contracts to which the SPAC is, as of the date of this Agreement, party or bound by (excluding this Agreement, the Anchor Transfer Agreements and any agreement under which no obligations of the SPAC remain outstanding) (such Contracts, collectively, the “Material SPAC Agreements”):

4.12.1.1. all Contracts containing (A) a covenant that prohibits in any material respect the ability of the SPAC from engaging in any line of business or competing with any non-affiliated Person or (B) exclusivity, “most favored nation” or similar provisions in favor of any non-affiliated Person;

4.12.1.2. all Contracts that govern any partnership or joint venture arrangement with any Person;

4.12.1.3. all Contracts that relate to the future disposition or acquisition of material assets or properties by the SPAC, except for any Contract related to the transactions contemplated hereby (other than non-disclosure agreements entered into in the ordinary course of business which do not contain exclusivity or other similar provisions);

4.12.1.4. any Contract under which the SPAC is lessee of or holds or operates, in each case, any tangible property (other than real property) owned by any other Person;

4.12.1.5. any Contracts with any directors, officers, employees or other consultants or individual service providers of the SPAC;

4.12.1.6. all Contracts pursuant to which the SPAC has incurred as of the date of this Agreement, or may incur pursuant to the express terms thereof, indebtedness for borrowed money;

4.12.1.7. any settlement, conciliation or similar Contract (A) the performance of which would involve any payments by the SPAC after the date of this Agreement or (B) that imposes any material, non-monetary obligations on the SPAC after the date of this Agreement;

4.12.1.8. all Contracts that constitute SPAC Related Party Transactions; and

4.12.1.9. any other Contract the performance of which requires annual payments to or from the SPAC and that is not terminable without penalty or payment upon less than thirty (30) days’ prior written notice by the SPAC.

4.12.2. (i) Each of the Material SPAC Agreements is in full force and effect and constitutes a valid, binding and enforceable obligation of the SPAC party thereto and, to the knowledge of the SPAC, the other parties thereto (in each case, subject to General Enforceability Exceptions), (ii) the SPAC has not received written notice that it is or is alleged to be in breach of or default under any Material SPAC Agreement, and (iii) the SPAC has not received written notice that any counterparty is in breach of or default under any Material SPAC Agreement, except, in the case of any of clauses (i) through (iii) above, as is not and would not reasonably be expected to be, individually or in the aggregate, material to the SPAC.

4.13. Trust Account. As of the date hereof, the SPAC has at least fifty-two million two hundred seventy-five thousand one hundred seventy-nine dollars ($52,275,179) (the “Trust Amount”) in the trust account established by the SPAC (the “Trust Account”) pursuant to that certain Investment Management Trust Agreement, dated as of October 4, 2021 (as amended on December 7, 2022, the “Trust Agreement”), by and between the SPAC and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”), with such funds invested in United States government securities or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 or are held in one or more demand deposit accounts, and held in trust by the Trustee pursuant to the Trust Agreement. The Trust Agreement is in full force and effect and is a legal, valid and binding obligation of the SPAC, enforceable in accordance with its terms. The Trust Agreement has not been terminated, repudiated, rescinded, amended, supplemented or modified, in any respect by the SPAC or the Trustee, and no such termination, repudiation, rescission, amendment, supplement or modification is contemplated by the SPAC. The SPAC is not a party to or bound by any side letters with respect to the Trust Agreement or (except for the Trust Agreement) any Contracts, arrangements or understandings, whether written or oral, with the Trustee or any other Person that would (a) cause the description of the Trust Agreement in the forms, reports, schedules, registration statements and other documents filed by the SPAC with the SEC, including all amendments, modifications and supplements thereto to be inaccurate in any material respect or (b) explicitly by their terms, entitle any person (other than (i) the SPAC stockholders who shall have exercised their rights to redeem their SPAC Class A Common Shares, (ii) the underwriters of the SPAC’s initial public offering, who are entitled to the Deferred Discount (as such term is defined in the Trust Agreement) and (iii) the SPAC, with respect to income earned on the proceeds in the Trust Account to cover any of its income tax obligations and up to one hundred thousand ($100,000) of interest on such proceeds to pay dissolution expenses), to any portion of the proceeds in the Trust Account. Since October 7, 2021, the SPAC has not released any money from the Trust Account, except in accordance with the Trust Agreement and Organizational Documents of the SPAC. There are no Actions (or to the knowledge of the SPAC, investigations) pending or, to the knowledge of the SPAC, threatened with respect to the Trust Account.

4.14. EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE ACQUIROR OR ANY OF ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA, IF ANY), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS SECTION 4 (IN THE CASE OF THE SPAC) OR SECTION 5 (IN THE CASE OF THE SPONSOR), NONE OF THE SPAC, THE SPONSOR OR ANY OTHER PERSON MAKES, AND EACH OF THE SPAC AND THE SPONSOR EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH OR OTHERWISE RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

5. Representations and Warranties of the Sponsor. Except as set forth in the Sponsor Disclosure Schedules, the Sponsor hereby represents and warrants to the Acquiror as of the date hereof and as of the Closing as follows:

5.1. Organization.

5.1.1. The Sponsor is a limited liability company duly formed, validly existing and in good standing under the Laws of its jurisdiction of formation. The Sponsor has the requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as presently conducted, except as would not have a Material Adverse Effect.

5.1.2. The Sponsor is duly organized, qualified or licensed to transact business and is in good standing (or the equivalent thereof, if applicable, in each case, with respect to the jurisdictions that recognize the concept of good standing or any equivalent thereof) in each jurisdiction in which the property and assets owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification or licensing necessary, except as would not have a Material Adverse Effect.

5.2. Authorization. The Sponsor has all limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation by the Sponsor of the transactions contemplated by this Agreement have been duly authorized by all necessary limited liability company action on the part of the Sponsor. This Agreement, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as such enforceability may be limited by the General Enforceability Exceptions.

5.3. Non-Contravention; Governmental Approvals. No notices to, filings with, or authorizations, consents or approvals of any Governmental Entity are necessary for the execution or delivery by the Sponsor of this Agreement or the consummation by the Sponsor of the transactions contemplated by this Agreement, except for those that would not have a Material Adverse Effect. Neither the execution by the Sponsor of this Agreement nor the consummation by the Sponsor of the transactions contemplated by this Agreement will (a) conflict with or result in any breach of any provision of the Organizational Documents of the Sponsor, (b) result in a violation or breach of, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any Contract to which the Sponsor is a party, (c) violate any applicable Order or Law of any Governmental Entity having jurisdiction over the Sponsor or (d) except as contemplated by this Agreement, result in the creation of any Lien upon any material assets or properties of the Sponsor (other than those arising under applicable securities Laws), except, in the case of any of clauses (b) through (d) above, as would not have a Material Adverse Effect.

5.4. Title to Sponsor Acquired Securities. The Sponsor is the legal, record and beneficial owner and holder of the Sponsor Acquired Securities and has good and valid title to the Sponsor Acquired Securities free and clear of all Liens and encumbrances, other than those restrictions imposed by the Insider Letter, the Securities Act or any applicable U.S. state securities laws. The Sponsor is, not party to any option, warrant, equity right, purchase right or other contract or commitment that would require the Sponsor to offer, sell, transfer or otherwise offer or dispose of the Acquired Securities, other than this Agreement.

5.5. Title to Anchor Investor Acquired Securities. To the knowledge of the Sponsor, the Anchor Investors are the legal, record and beneficial owners and holders of the Anchor Investor Acquired Securities and have good and valid title to the Anchor Investor Acquired Securities free and clear of all Liens and encumbrances, other than those restrictions imposed by the Investment Agreements, the Securities Act or any applicable U.S. state securities laws. To the knowledge of the Sponsor, the Anchor Investors are not party to any option, warrant, equity right, purchase right or other contract or commitment that would require such holders to offer, sell, transfer or otherwise offer or dispose of the Anchor Investor Acquired Securities.

5.6. Litigation. Except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Sponsor, there is no, and since February 23, 2021 there has not been, any Action pending or, to the knowledge of the Sponsor, threatened in writing against the SPAC. The Sponsor is not subject to or bound by any outstanding Order that is or would reasonably be expected to be, individually or in the aggregate, material to the Sponsor.

5.7. Brokers and Finders. Except as set forth in Section 5.7 of the Sponsor Disclosure Schedules, the Sponsor has not engaged any broker or finder or incurred any liability for any financial advisory fee, brokerage fee, commission or finder’s fee, in each case, in connection with this Agreement or the transactions contemplated hereby.

5.8. EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE ACQUIROR OR ANY OF ITS REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION (INCLUDING ANY FINANCIAL PROJECTIONS OR OTHER SUPPLEMENTAL DATA, IF ANY), EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 4 (IN THE CASE OF THE SPAC) OR THIS SECTION 5 (IN THE CASE OF THE SPONSOR), NONE OF THE SPAC, THE SPONSOR OR ANY OTHER PERSON MAKES, AND EACH OF THE SPAC AND THE SPONSOR EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH OR OTHERWISE RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

6. Representations and Warranties of the Acquiror. The Acquiror hereby represents and warrants to the SPAC and the Sponsor as of the date hereof and as of the Closing as follows:

6.1. Organization. The Acquiror is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. The Acquiror (a) has the requisite limited liability company power and authority to own, lease and operate its properties and to carry on its business as presently conducted and (b) is duly qualified as a foreign company for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification, except, in each case, as would not reasonably be expected to prevent or materially delay the Closing.

6.2. Authorization. The Acquiror has all limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation by the Acquiror of the transactions contemplated by this Agreement have been duly authorized by all necessary limited liability company action on the part of the Acquiror. This Agreement, assuming due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes the valid and binding obligation of the Acquiror, enforceable against the Acquiror in accordance with its respective terms, except as limited by the General Enforceability Exceptions.

6.3. Non-Contravention; Governmental Approvals. No notices to, filings with, or authorizations, consents or approvals of any Governmental Entity are necessary for the execution or delivery by the Acquiror of this Agreement or the consummation by the Acquiror of the transactions contemplated by this Agreement, except for those that would not reasonably be expected to prevent or materially delay the Closing. Neither the execution or delivery by the Acquiror of this Agreement nor the consummation by the Acquiror of the transactions contemplated by this Agreement will (a) conflict with or result in any breach of any provision of the Acquiror’s Organizational Documents, (b) result in a violation or breach of, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material Contract to which the Acquiror is a party or (c) violate any applicable Order or Law of any Governmental Entity having jurisdiction over the Acquiror, except, in the case of any of clauses (b) through (c), as would not reasonably be expected to prevent or materially delay the Closing.

6.4. Investment Purpose and Restrictions. The Acquiror is acquiring the Acquired Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations in this Section 6.4, the Acquiror reserves the right to dispose of all or part of such Acquired Securities at any time in accordance with or pursuant to an available exemption under the Securities Act and pursuant to the restrictions set forth in the Insider Letter. The Acquiror acknowledges that such Acquired Securities have not been registered under the Securities Act or any applicable state securities Law.

6.5. Accredited Investor Status. The Acquiror is an “accredited investor” as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

6.6. Reliance on Exemptions. The Acquiror understands that the Acquired Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the SPAC and the Sponsor are relying in part upon the truth and accuracy of, and the Acquiror’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Acquiror set forth in this Section 6 in order to determine the availability of such exemptions and the eligibility of the Acquiror to acquire such Acquired Securities.

6.7. Information; Risk. The Acquiror and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the SPAC and the Sponsor and other information the Acquiror deemed material to making an informed investment decision regarding its purchase of the Acquired Securities, which have been requested by the Acquiror and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the SPAC and the Sponsor concerning the terms and conditions of the sale of the Acquired Securities and the merits and risks of investing in the Acquired Securities; (ii) access to information about each of the SPAC and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that each of the SPAC and the Sponsor possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Acquiror has such knowledge, sophistication and experience in investing, business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in such membership interest and has so evaluated the merits and risks of such investment. The Acquiror has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of such membership interest. Without limiting the foregoing, the Acquiror has carefully considered the potential risks relating to the investment in the SPAC, and fully understands that the Acquired Securities are a speculative investment that involves a high degree of risk of loss of the Acquiror’s entire investment and the Acquiror is able to bear the economic risk of an investment in the Acquired Securities and, at the present time, is able to afford a complete loss of such investment.

6.8. Brokers and Finders. There is no Person acting on behalf of the Acquiror who is entitled to or has any claim for any financial advisory, brokerage or finder’s fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby for which the SPAC or the Sponsor would be liable prior to Closing.

6.9. EXCLUSIVITY OF REPRESENTATIONS AND WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS SECTION 6, NONE OF THE ACQUIROR OR ANY OTHER PERSON MAKES, AND THE ACQUIROR EXPRESSLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, IN CONNECTION WITH OR OTHERWISE RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

7. Pre-Closing Covenants.

7.1. Conduct of Business of the SPAC and the Sponsor. From and after the date of this Agreement until the earlier of the Closing or the termination of this Agreement in accordance with its terms, the Sponsor and the SPAC each shall, except in each case as expressly contemplated by this Agreement, as required by applicable Law or as consented to in writing by the Acquiror, (i) operate the business of the Sponsor and the SPAC in the ordinary course in all material respects and (ii) use commercially reasonable efforts to maintain and preserve intact the business organization, assets, properties and business relations of the Sponsor and the SPAC.

7.2. SPAC Shares Listing. From the date hereof through the Closing, the SPAC shall use its commercially reasonable efforts to cause the SPAC to remain listed as a public company on, and for the Class A Common Stock and SPAC Warrants to be listed on, Nasdaq, including filing a plan of compliance (the “Plan of Compliance”) with Nasdaq to rectify the listing requirement deficiencies identified by Nasdaq in its notice received by the SPAC on September 10, 2023 (the “Nasdaq Notice”).

7.3. Efforts to Consummate. Subject to the terms and conditions herein provided, each of the Parties shall use commercially reasonable efforts to consummate the transactions contemplated by this Agreement. Each Party shall promptly inform the other Party of any communication between any such Party, on the one hand, and any Governmental Entity, on the other hand, regarding any of the transactions contemplated by this Agreement.

7.4. Termination of Related Party Contracts; Certain Commercial Agreements. Prior to the Closing, other than as set forth on Section 7.4 of the SPAC Disclosure Schedules, the Sponsor and the SPAC shall each terminate (i) all SPAC Related Party Contracts with no further liability to the SPAC, (ii) terminate all commercial arrangements, Contracts and agreements with any third party (except as set forth on Section 7.4 of the SPAC Disclosure Schedules, the “Terminated Commercial Arrangements”) and make any payments due thereunder such that there is no further liability to the SPAC, respectively, and (iii) settle all debts and liabilities of the SPAC (including by using cash in the operating account of either the Sponsor or the SPAC). Following the settlement and termination of the liabilities contemplated by this Section 7.4, to the knowledge of the SPAC, the SPAC shall have no further liabilities except as set forth on Section 7.4 of the SPAC Disclosure Schedules.

7.5. SPAC Stockholder Meeting. The SPAC shall duly convene and hold the Extension Meeting in accordance with the Organizational Documents of the SPAC, for the purposes of obtaining the Required SPAC Stockholder Approvals and providing the SPAC stockholders with the opportunity to elect to effectuate a redemption of Class A Common Stock in connection therewith, and the Acquiror shall have the right to reasonably consent to the content of all such communications, filings and materials in connection therewith. Notwithstanding the foregoing or anything to the contrary herein, the SPAC may only adjourn the Extension Meeting with the Acquiror’s prior written consent. In addition, notwithstanding the foregoing or anything to the contrary herein, the SPAC may only amend or supplement the definitive proxy statement (filed by the SPAC with the SEC on September 6, 2023, as supplemented on or about the date hereof), including by filing an 8-K with any information in connection therewith, with the Acquiror’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed to the extent such supplement or filing is required by applicable Law.

7.6. Public Announcements. Except as required by Law or the rules or regulations of Nasdaq, prior to the Closing, none of the SPAC, the Sponsor nor any of their respective Representatives shall issue any press releases or make any public announcements with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the Acquiror, which consent shall not be unreasonably withheld, conditioned or delayed.

7.7. No Survival of Representations and Warranties. Except in each case for fraud, none of the representations or warranties in this Agreement or in any document or instrument delivered pursuant to this Agreement, shall survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. Notwithstanding the foregoing, neither this Section 7.7 nor anything else in this Agreement to the contrary shall limit the survival of any covenant or agreement of the Parties which by its terms is required to be performed or complied with in whole or in part at, as of or after the Closing, which covenants and agreements shall survive the Closing in accordance with their respective terms.

7.8. D&O Insurance. At the sole cost and expense of the Acquiror, the Acquiror shall purchase a commercially reasonable D&O insurance policy for a coverage period of at least the remaining duration of the SPAC to be effective at Closing, which shall cover the acts of the SPAC’s board of directors and management since October 4, 2021 and going forward (the “Go Forward D&O Policy”) with a limit equal to a minimum of $3.5 million during the runoff period and increasing to a minimum of $7.0 million upon the closing of the Initial Business Combination.

8. Post-Closing Covenants.

8.1. The Acquiror shall, immediately following the Closing, reimburse the Sponsor for the $175,440.72 extension payment made to the Trust Account on September 6, 2023.

8.2. Forfeitures; Dilution. Following the Closing, the Acquiror can subject its and the Sponsor’s shares of Class A Common Stock, Class B Common Stock or Private Warrants to forfeiture, transfer, lock-up or earnout as required to complete an Initial Business Combination. The Acquiror and the Sponsor shall be subject to the identical lock-up provisions following the consummation of an Initial Business Combination and will bear any forfeiture, transfer, or earnout on a pro-rata basis; provided, however, that the Sponsor will not be subject to forfeiture such that it would hold less than 1,000,000 shares of Class A Common Stock or Class B Common Stock without its prior written consent. The Sponsor agrees to execute and deliver any required documentation in favor of the Acquiror, the SPAC or a counterparty to an Initial Business Combination to effectuate the terms of this Section 8.1.

8.3. Conversion. In connection with the Closing, each of the Acquiror and the Sponsor agree to convert a number of shares of Class B Common Stock held by it into shares of Class A Common Stock (on a one for one basis) on a pro-rata basis as requested by the Acquiror for the purpose of the SPAC meeting the continued listing requirements of Nasdaq with respect to the Class A Common Stock.

8.4. Deficient Anchor Investor Securities. If (a) any of the Anchor Investor Acquired Securities delivered by the Anchor Investors are discovered post-Closing to be subject to any Liens or encumbrances, other than those restrictions imposed by the Investment Agreements, the Securities Act or any applicable U.S. state securities law, (b) any of the Anchor Investors are in breach of the representations and warranties in their Anchor Transfer Agreement or (c) for any reason the Acquiror does not receive the full economic and voting rights associated with any Anchor Investor Acquired Securities (the “Deficient Anchor Investor Securities”), then the Sponsor shall transfer, deliver and assign to the Acquiror an additional number of shares of Class B Common Stock equal to such number of Deficient Anchor Investor Securities.

8.5. Post-Closing Services. Following the Closing, Sponsor may provide certain services, to be mutually agreed upon from time to time, to the Acquiror and/or SPAC for which Sponsor may be entitled to compensation at the closing of the Initial Business Combination in the discretion of the Acquiror. The Sponsor and the Acquiror hereby agree that any such compensation that the parties mutually determine to be due and payable may be satisfied by the transfer of a mutually agreed upon number of shares of Acquiror’s Class B Common Stock (or Class A Common Stock if converted) and Private Warrants transferred and sold in connection with this Agreement.

8.6. Post-Closing Invoices. If the Sponsor shall receive any invoice addressed to the Sponsor or the SPAC following the Closing, and such invoice relates to expenses incurred by the Sponsor or SPAC prior to Closing, and such expenses are not otherwise covered by Section 12, the Sponsor shall give notice of such receipt to the Acquiror within three (3) business days, and the Sponsor shall pay, at its sole cost and expense, the amounts due on such invoice on the terms set forth therein. If the SPAC or the Acquiror shall receive any invoice following Closing, and such invoice relates to expenses incurred by the Sponsor or SPAC prior to Closing, and such expenses are not otherwise covered by Section 12, Acquiror shall give notice of such receipt to the Sponsor within three (3) business days, and the Sponsor shall pay, at its sole cost and expenses, the amounts due on such invoice on the terms set forth therein.

9. Closing Conditions.

9.1. Conditions to the Obligations of the Parties. The obligations of the Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Party for whose benefit such condition exists of the condition that no Order or Law issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

9.2. Conditions to the Obligation of the Acquiror. The obligation of the Acquiror to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Acquiror of the following further conditions:

9.2.1. (i) the SPAC Fundamental Representations shall be true and correct in all respects as of the date of this Agreement and as of the Closing, as though made on and as of the Closing (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date) and the representations and warranties of set forth in Section 4 (other than the SPAC Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date of this Agreement and as of the Closing, as though made on and as of the Closing (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Material Adverse Effect;

9.2.2. (i) the Sponsor Fundamental Representations shall be true and correct in all respects as of the date of this Agreement and as of the Closing, as though made on and as of the Closing (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date) and the representations and warranties of set forth in Section 5 (other than the Sponsor Fundamental Representations) shall be true and correct (without giving effect to any limitation as to “materiality” or “Material Adverse Effect” or any similar limitation set forth herein) in all respects as of the date of this Agreement and as of the Closing, as though made on and as of the Closing (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, does not cause a Material Adverse Effect;

9.2.3. the SPAC and the Sponsor shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the SPAC and the Sponsor under this Agreement at or prior to the Closing, as applicable;

9.2.4. since the date of this Agreement, no Material Adverse Effect has occurred;

9.2.5. all Required SPAC Stockholder Approvals have been approved at the Extension Meeting;

9.2.6. the SPAC shall continue to be listed on Nasdaq through Closing and the Acquiror and the Sponsor shall reasonably believe that the SPAC shall meet the continued listing requirements of Nasdaq following the Extension Meeting (including as a result of any redemptions of Class A Common Stock in connection with the Extension Meeting) other than with regard to the deficiencies identified by Nasdaq in the Nasdaq Notice;

9.2.7. Nasdaq shall have approved the Plan of Compliance submitted by the SPAC;

9.2.8. The Acquiror shall have received executed commitments by one or more third parties to loan the SPAC, on commercially reasonable terms, at least $1,200,000, conditioned only on the substantially concurrent closing of the transactions contemplated by this Agreement.

9.2.9. the SPAC and the Sponsor shall have delivered the deliverables required under Section 2.3.

9.3. Conditions to the Obligation of the SPAC and the Sponsor. The obligations of the SPAC and the Sponsor to consummate the transactions contemplated by this Agreement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Acquiror of the following further conditions:

9.3.1. the representations and warranties of the Acquiror contained in Article VIII shall be true and correct (without giving effect to any limitation as to “materiality” or “material adverse effect” or any similar limitation set forth herein) in all respects as of the date of this Agreement and as of the Closing, as though made on and as of the Closing (except to the extent that any such representation and warranty is made as of an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date), except where the failure of such representations and warranties to be true and correct, taken as a whole, has not had or would not reasonably be expected to have material adverse effect on the ability of the Acquiror to consummate the transactions contemplated hereby;

9.3.2. the Acquiror shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Acquiror under this Agreement at or prior to the Closing; and

9.3.3. the Acquiror shall have delivered the deliverables required under Section 2.4.

10. Application of Insider Letter. The Sponsor acknowledges and agrees that Section 1 of the Insider Letter shall continue to apply to any shares of Class A Common Stock or Class B Common Stock held by the Sponsor. The Sponsor agrees that if the SPAC seeks stockholder approval of a proposed Initial Business Combination, then in connection with such proposed Initial Business Combination, it shall not redeem any shares of Class A Common Stock held by it in connection with such stockholder approval. The Sponsor agrees not to distribute assets (other than cash) of the Sponsor to the members of the Sponsor until the closing of the Initial Business Combination, or pursuant to the terms of any lock up agreement entered into in connection therewith.

11. Termination.

11.1. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned (i) prior to the Closing by mutual written consent of the Acquiror and the Sponsor, (ii) by either Party upon a breach of this Agreement by the other Party with five business days prior written notice or (iii) by written notice if any of the conditions to closing as set forth in Section 9 have not been satisfied or waived by October 16, 2023.

11.2. Effect of Termination. In the event of the termination of this Agreement pursuant to Section 11.1, this entire Agreement shall forthwith become void (and there shall be no liability or obligation on the part of the Parties and their respective Representatives) with the exception of this Section 11.2, Section 7.7, Section 13 through 23 and Section 1 (to the extent related to the foregoing), each of which shall survive such termination and remain valid and binding obligations of the Parties. Notwithstanding the foregoing or anything to the contrary herein, the termination of this Agreement pursuant to Section 11.1 shall not affect any liability on the part of any Party for any willful and material breach of any covenant or agreement set forth in this Agreement prior to such termination or fraud.

12. Fees and Expenses. All expenses incurred by the SPAC, the Sponsor and the Acquiror in connection with this Agreement or the transactions contemplated hereby will be paid by the Acquiror. Notwithstanding the above, the SPAC’s and the Sponsor’s expenses that will be paid by the Acquiror shall not exceed an additional $138,711.73, which for the avoidance of doubt, represents expenses of $155,000 and the application of the Purchase Price to such incurred expenses.

13. Severability. In case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such provision(s) had never been contained herein, provided that such provision(s) shall be curtailed, limited or eliminated only to the extent necessary to remove the invalidity, illegality or unenforceability in the jurisdiction where such provisions have been held to be invalid, illegal, or unenforceable.

14. Titles and Headings. The titles and section headings in this Agreement are included strictly for convenience purposes.

15. No Waiver. It is understood and agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

16. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to its conflicts of laws rules. Each Party (a) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware (collectively, the “Courts”), for purposes of any action, suit or other proceeding arising out of this Agreement; and (b) agrees not to raise any objection at any time to the laying or maintaining of the venue of any such action, suit or proceeding in any of the Courts, irrevocably waives any claim that such action, suit or other proceeding has been brought in an inconvenient forum and further irrevocably waives the right to object, with respect to such action, suit or other proceeding, that such Court does not have any jurisdiction over such Party. Any Party may serve any process required by such Courts by way of notice.

17. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18. Entire Agreement. This Agreement contains the entire agreement between the Parties and supersedes any previous understandings, commitments or agreements, oral or written, with respect to the subject matter hereof. No modification of this Agreement or waiver of the terms and conditions hereof shall be binding upon either Party, unless mutually approved in writing.

19. Counterparts. This Agreement may be executed in counterparts (delivered by email or other means of electronic transmission), each of which shall be deemed an original and which, when taken together, shall constitute one and the same document.

20. Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by email or other electronic means, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice).

If to the Acquiror:	Focus Impact BHAC Sponsor, LLC 250 Park Avenue Ste 911 New York, NY 10177 Attn: Carl Stanton; Wray Thorn Email: cstanton@focus-impact.com wthorn@focus-impact.com

With a copy to:	Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022 Attn: Lauren Colasacco, P.C.; Peter Seligson, P.C. Email: lauren.colasacco@kirkland.com peter.seligson@kirkland.com

If to the SPAC:	Crixus BH3 Acquisition Company 819 NE 2nd Avenue, Suite 500 Fort Lauderdale, FL 33304 Attn: Gregory Freedman Email: greg@bh3llc.com

If to the Sponsor:	Crixus BH3 Sponsor LLC 819 NE 2nd Avenue, Suite 500 Fort Lauderdale, FL 33304 Attn: Gregory Freedman Email: greg@bh3llc.com

With a copy to (which shall not constitute notice):

Greenberg Traurig, P.A. 401 East Las Olas Boulevard, Suite 2000 Fort Lauderdale, FL 33301 Attn: Brian J. Gavsie Email: Brian.Gavsie@gtlaw.com

21. Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

22. Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in or be deemed to have been executed for the benefit of, any person or entity that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

23. Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered, all as of the Effective Date.

ACQUIROR:

Focus Impact BHAC Sponsor, LLC

/s/ Carl Stanton
By:	Carl Stanton
Title:	Authorized Signatory

SPAC:

Crixus BH3 Acquisition Company

By:	/s/ Gregory Freedman
Name:	Gregory Freedman
Title:	Co-Chief Executive Officer and Chief Financial Officer

SPONSOR:

Crixus BH3 Sponsor LLC

By: BH3 Management LLC, as Manager

By:	/s/ Gregory Freedman
Name:	Gregory Freedman
Title:	President

EXHIBIT A

SPAC Invoices

[***]

EXHIBIT B

SPAC Bank Statements

[***]

SCHEDULE I

[***]

SCHEDULE II

Resigning Officers and Directors

[***]

SCHEDULE III

Officers and Directors to be Appointed

[***]

Exhibit 10.2

Crixus BH3 Sponsor LLC

819 NE 2nd Avenue, Suite 500

Fort Lauderdale, Florida 33304

September 26, 2023

Ladies and Gentlemen:

Reference is made to (i) the revised definitive proxy statement filed by Crixus BH3 Acquisition Company (the “SPAC”) with the Securities and Exchange Commission (“SEC”) on September 6, 2023 pursuant to which the SPAC is seeking to extend its termination date to July 31, 2024 (which will be supplemented on or about the date hereof to also seek to permit the conversion of Class B Common Stock (as defined below) to SPAC Class A common stock, par value $0.0001 per share, at any time or from time to time at the election of the holder) (as may be amended and/or supplemented from time to time, the “Proxy Statement”); (ii) the Investment Agreement dated October 4, 2021 (the Investment Agreement”) by and among the SPAC, Crixus BH3 Sponsor LLC (the “Sponsor”) and you and/or one or more of your affiliates; and (iii) a proposed Purchase Agreement (the “Purchase Agreement”) to be entered into between the Sponsor and a new sponsor partner (the “Acquiror”) on or about the date hereof pursuant to which, at the closing of the transactions contemplated thereby (the “Transactions”), the Acquiror would, among other things, (A) replace management and the majority of the board of directors of the SPAC, (B) acquire (1) not less than 2/3 of the aggregate number of outstanding shares of SPAC Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) held by the Sponsor and the “anchor investors” and (2) 65% of the outstanding private placement warrants of the SPAC held by the Sponsor, for an aggregate purchase price payable to the Sponsor of $16,288.27 and (C) reimburse the Sponsor for the most recent extension payment made to the Company’s trust account in the amount of $175,440.72. For purposes of this Agreement, the sale and transfer of the Class B Common Stock and the SPAC private placement warrants held by the Sponsor shall be referred to herein as the “Sponsor Transfer.”

By countersigning this letter agreement (“Agreement”), you hereby (i) agree, when and as directed by the Sponsor in connection with the closing of the Transactions, to sell, transfer and/or assign (or cause the sale, transfer and/or assignment) to the Acquiror (or an affiliate thereof) (in each case, as directed by Sponsor) of all of your right, title and interest in and to the number of shares of the Class B Common Stock set forth next to your name on the signature page hereto (the “Subject Shares”) (which such number of Subject Shares represent approximately 2/3 of the total number of shares of Class B Common Stock held by you and/or your affiliates); (ii) represent and warrant that on the date hereof and on the closing date of the Transactions you and/or your affiliates (x) are the legal, record and “beneficial owner” (within the meaning of Rule 13d-3 of the Exchange Act) of, and have good and valid title to, the Subject Shares, and there exist no liens or any other limitation or restriction on transfer with respect to the Subject Shares (other than applicable securities laws and any transfer restrictions set forth in the Investment Agreement) and (y) are not party to any option, warrant, equity right, purchase right or other contract or commitment that would require you and/or your affiliates to offer, sell, transfer or otherwise offer or dispose of the Subject Securities (other than this Agreement); and (iii) acknowledge that (x) your entry into this Agreement is a material inducement for the Sponsor to enter into the Purchase Agreement and (y) if the Purchase Agreement is not entered into, and the Transactions are not consummated, the Sponsor may cause the SPAC to cease all operations except for the purposes of winding up. Upon your request following the closing of the Transactions, the Sponsor shall pay to you $0.0043 per Subject Share.

In order to induce you to enter into this Agreement, the Sponsor hereby represents and warrants to you that, substantially concurrently with the execution of this Agreement, (i) the Purchase Agreement shall provide that upon transfer of the Class B Common Stock to the Acquiror upon the closing of the Transactions, such Class B Common Stock shall become subject to substantially the same restrictions on Transfer (as defined in the Investment Agreement) as those set forth in Section 5.1 of the Investment Agreement; (ii) the Sponsor has entered into separate agreements with each of its other “anchor investors” in respect of the transfer of the same percentage of shares of Common Stock held by each anchor investor (or its affiliates) on substantially the same terms and conditions as those set forth in this Agreement (each such other agreement, an “Other Agreement”), which Other Agreements will remain in effect through and including the closing of the Transactions; (iii) except as set forth herein, no consideration, cash or otherwise, has been, is being or will be offered or made available to any such other “anchor investor” in connection with the execution of any Other Agreement, unless the same shall have been offered to you on the same terms; (iv) the economic and other material terms of the Other Agreements are no more favorable to such other “anchor investors” thereunder than the terms of this Agreement are with respect to you and (v) no Other Agreement has been or will be amended or modified in any material respect following the date of this Transfer Agreement, except to the extent you shall have been offered substantially the same benefits of such amendment or modification (economic or otherwise).

The Sponsor agrees to notify you promptly if, to its knowledge, any of the foregoing representations and warranties are or become not true and correct in all respects through the time of the closing of the Transactions, or if the Sponsor Transfer is not consummated concurrently with the closing of the Transactions. Notwithstanding anything herein to the contrary, to the extent that (i) the Transactions are not consummated by October 16, 2023, (ii) the Sponsor Transfer is not consummated concurrently with the closing of the Transactions, or (iii) any of the Sponsor’s representations and warranties in this paragraph are not true and correct in all respects, the Sponsor acknowledges and agrees that this Agreement and your obligations hereunder shall automatically and immediately terminate.

By acknowledging this Agreement, the SPAC hereby waives any restrictions on Transfer contained in the Investment Agreement with respect to the transfer of Subject Shares to the Acquiror in connection with the Transactions.

This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same document. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

[Signature Pages Follow]

Very truly yours,

CRIXUS BH3 SPONSOR LLC

By:
Name:
Title:

ACKNOWLEDGED AND AGREED (solely with respect to the waiver of the Restrictions on Transfer set forth in the Investment Agreement):

CRIXUS BH3 ACQUISITION COMPANY

By:
Name:
Title:

[Signature Page to Anchor Purchase Agreement]

Acknowledged and Agreed:

[NAME OF ANCHOR INVESTOR]

By:
Name:
Title:

Number of Subject Shares to be transferred: